Exhibit 77Q1 (a) - Amendment to the Declaration of Trust of the Registrant, dated November 16, 2006, filed via EDGAR with Post Effective Amendment No. 27 (File No. 811-6566) on February 23, 2007 and incorporated herein by reference.


Exhibit 77Q1(e) - Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Goodwin Capital Advisers, Inc. on behalf of Phoenix Multi-Sector Fixed Income Fund and Phoenix Multi-Sector Short Term Bond Fund both series of Phoenix Multi-Series Trust dated March 1, 2007and filed via EDGAR herewith.